Exhibit 10.36

AMENDMENT NO. 1

TO THE TOLL MANUFACTURING AGREEMENT

This Amendment No. 1 (the “Amendment”), effective December 18, 2008, is by and between Arena Pharmaceuticals GmbH (“Arena”) and Siegfried Ltd. (“Siegfried”), and modifies the Toll Manufacturing Agreement, dated January 7, 2008, by and between Arena and Siegfried (the “Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, the Parties with to amend the Agreement as stated in this Amendment.

NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The second sentence of Section 2.6 is amended and restated in its entirety as follows:

“This entire Agreement may be terminated by either Party upon giving eighteen (18) months prior notice at any time after the Effective Date, in a Party’s discretion and for any reason or for no reason, with an effective termination date no earlier than December 31, 2010.”

2. Unless otherwise specifically amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect. The Agreement, as amended hereby, constitutes and contains the entire agreement of the Parties and supersedes any and all prior negotiations, correspondence, understandings, letters of intent and agreements between the Parties respecting the subject matter hereof. The Agreement may be amended or modified, or one or more provisions hereof may be waived, only by written instrument signed by the authorized representatives of the Parties.

3. This Amendment may be executed in multiple counterparts, each of which shall be considered and shall have the same force and effect of an original.

4. This Amendment shall in all respects be construed and enforced in accordance with the laws of Switzerland under the exclusion of the UN Convention on Agreements for the International Sale of Goods (the so-called Vienna Convention).

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed, or caused to be duly executed, this Amendment.

Siegfried Ltd.		Arena Pharmaceuticals GmbH

By:	/s/ Richard Schindler	By:	/s/ Bernhard Brecht
Name:	Richard Schindler	Name:	Bernhard Brecht
Date:	18.12.08	Date:	18.12.2008

By:	/s/ Hans-Rudolf Kern	By:	/s/ Georg Hilpert
Name:	Hans-Rudolf Kern	Name:	Georg Hilpert
Date:	18.12.08	Date:	18.12.2008